UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2006

BLYTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13026	36-2984916
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

One East Weaver Street, Greenwich, Connecticut 06831

(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including Area Code (203) 661-1926

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.         Entry into a Material Definitive Agreement.

In accordance with our intention, announced March 30, 2006, to explore strategic alternatives with respect to our European Wholesale business, on December 20, 2006, we (through an indirect wholly owned subsidiary) entered into a Share Purchase Agreement with Cobco 813 Limited, incorporated in England and Wales (“Cobco”), pursuant to which we sold Colony Gifts Corporation Ltd. (“Colony”) to Cobco.  Colony markets candles and candle-related accessories in Europe under the Ambria®, Carolina®, Colony®, Colonial® and Colonial at Home brands.  We have been advised that the Managing Director of Colony is a minority shareholder of Cobco.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: December 20, 2006	By:	/s/ Michael S. Novins
Name: Michael S. Novins
Title: Vice President and General Counsel